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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        DATE OF REPORT (Date of earliest event reported): August 14, 2002




                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



Arizona                             33-47472                     86-0198983
(STATE OR OTHER                 (COMMISSION FILE               (IRS EMPLOYER
JURISDICTION OF                      NUMBER)                IDENTIFICATION NO.)
INCORPORATION)


                1 SunAmerica Center, Los Angeles, CA 90067-6022
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       Registrant's telephone number, including area code: (310) 772-6000


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ITEM 9. REGULATION FD DISCLOSURE.

        Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), each of the Principal Executive Officer and Principal Financial Officer of AIG SunAmerica Life Assurance Company (the "Company") have made certifications to accompany the Company's Quarterly Report on Form 10-Q for the quarter-ended June 30, 2002. A copy of each of the certifications is attached hereto as an Exhibit.

        In addition, although not required by the Securities and Exchange Commission Order No. 4-460, each of the Principal Executive Officer and the Principal Financial Officer of the Company are furnishing sworn statements herewith in the format prescribed by the Securities and Exchange Commission's Order. A copy of each of these statements is attached hereto as an Exhibit.

        Each of these Exhibits is being furnished and is not filed pursuant to Regulation FD.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     AIG SunAmerica Life Assurance Company


                                    By:  /s/ N. Scott Gillis
                                         --------------------------------------
                                         Name: N. Scott Gillis
                                         Title: Senior Vice President
                                         (Principal Financial Officer)


Date:  August 14, 2002
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                                  EXHIBIT INDEX


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EXHIBIT NO.   DESCRIPTION OF EXHIBIT
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
 99.1 Certification of Jay S. Wintrob, Chief Executive Officer of AIG SunAmerica Life Assurance Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

 99.2 Certification of N. Scott Gillis, Senior Vice President (Principal Financial Officer) of AIG SunAmerica Life Assurance Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

 99.3 Statement Under Oath of Principal Executive Officer of AIG SunAmerica Life Assurance Company, Jay S. Wintrob, Regarding Facts and Circumstances relating to Exchange Act Filings

 99.4 Statement Under Oath of Principal Financial Officer of AIG SunAmerica Life Assurance Company, N. Scott Gillis, Regarding Facts and Circumstances relating to Exchange Act Filings
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